EXHIBIT 10.2

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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                  PURCHASER


                             CAPMARK FINANCE INC.


                                    SELLER


                       MORTGAGE LOAN PURCHASE AGREEMENT


                           Dated as of June 1, 2006


                          Fixed Rate Mortgage Loans


                               Series 2006-LDP7



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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Capmark Finance Inc., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as paying agent (the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including (a) all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date) and (b) any interest Capmark Finance Inc. (formerly known as GMAC Commercial Mortgage Corporation) may have to consent to the incurrence of subordinate debt and/or mezzanine debt under the related Mortgage Loan documents with respect to Mortgage Loan set forth on Exhibit A hereto as the Hyatt--Huntington Beach Mortgage Loan. Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $28,001.65, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in July 2006, for those Mortgage Loans that do not have their first Monthly Payment due until August 2006. The Depositor will sell the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 23, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class F Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 23, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $
(which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 23, 2006 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced A2 Note or any Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on
Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of California;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Secretary of the State of California dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation, duly organized, validly
            existing and in good standing under the laws of the State of California;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593 with a copy to Bianca Russo, fax number
(212) 834 6593, (ii) in the case of the Seller, Capmark Finance Inc., 200 Witmer Road, Horsham, Pennsylvania 19044, Attention: David M. Lazarus, telecopy number:
(215) 328-1775, and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President



                                       CAPMARK FINANCE INC., as Seller



                                       By: /s/ David Lazarus
                                          ------------------------------------
                                          Name:  David Lazarus
                                          Title: SVP, Managing Director

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


Loan #    Mortgagor Name
-------   ---------------------------------------------------------------------------------------
3         Bella Terra Associates, LLC
7         PCH Beach Resort, LLC
10        Penn Tower, LLC
12        Wilbun 7, LLC, Mission Real Associates LLC, Wilshire Bundy Holdings LLC, Civic Palm LLC
          and Bunwil Capital LLC
14        KOLA Investments, L.L.C.
14.01     KOLA Investments, L.L.C.
14.02     KOLA Investments, L.L.C.
14.03     KOLA Investments, L.L.C.
14.04     KOLA Investments, L.L.C.
14.05     KOLA Investments, L.L.C.
16        Citation Club I LLC and Citation Club II LLC
19        Fireside West of Delaware LLC
23        Linden Plaza, LLC
26        Jupiter Festival, Ltd.
28        Muller Diablo MOT LLC
30        WRT-550/650 Corporetum Property LLC and WRT-701 Arboretum Property LLC
33        RT Waca Hotels L.P.
33.01     RT Waca Hotels L.P.
33.02     RT Waca Hotels L.P.
35        FT-Ontario Property LLC and FT-Ontario Parking LLC
36        Paramount Crossing at Mt Laurel LLC
38        HR Financing, LLC and HRVC Financing, LLC
39        RT SD-Denver, L.P.
40        GFII DVI Cardel Sawgrass, LLC
41        FTRC Hotel Partners, L.P.
41.01     FTRC Hotel Partners, L.P.
41.02     FTRC Hotel Partners, L.P.
42        Miami Convention Hotel Corp.
51        CC Financing, LLC
53        DSVC Financing, LLC
55        RLJ Beachwood Hotel, LLC
57        Largo Clark SPE LLC
66        ASR 2401 Fountainview, LP
72        Victorian Square Acquisition, LLC
73        Murray Hill Parkway Flex Buildings, LLC
74        Liberties Walk Associates, LP
75        RT CO Hotel Partners LLC
76        VC Financing, LLC
80        Sabino Park Pavilion, LP
85        NK-850/950 Corporetum Property LLC
98        Bar Lazy H Three LLC
100       Sagres 1B2 LLC
101       EC Highland LLC and D&Y Kane Arizona LLC
103       Cobblestone Acquisition, LLC
104       RLJ Colorado Springs Hotel, LLC
130       Marrows Road Associates, LLC
136       B&R 9950 Westpark Owner, LP
140       Paino Associates, LLC
145       RT-Las Colinas Associates, L.P.
147       Storage Max Northtown, L.L.C.
150       Self Storage of Walnut Creek, LLC
153       MMV, L.P.
154       Self Storage LLC
154.01    Self Storage LLC
154.02    Self Storage LLC
154.03    Self Storage LLC
154.04    Self Storage LLC
155       WHV Partners, L.P.
177       SEC North Park, LLC
179       StorageMax Midtown, LLC
184       Rangeline Commercial Park, Inc.
185       333 Technology Drive Associates, LLC
188       The Redwoods Mobile Estates, Ltd.
197       Parkwood-Apple Valley, LLC
201       Coventry Partners, LLC, TDO Properties, LLC, Fortune Pathway, LLC, Coventry 326, LLC,
          Coventry Group 100, LLC, Piedmont Group Real Estate, LLC, PDJJ, LLC, Acclivity, LLC,
          CF Assets Huntsville, LLC, BHT Investments, LLC, Amansara Holdings, LLC, Affordable
204       Ramona Villa Associates, Ltd.
217       Sun Valley, LLC
218       Garland Retail, LLC
219       N368AG, LLC
221       StorageMax Byram, LLC
223       Little Woods Mobile Villa LLC
229       T.J. Team Investment Co., LLC
230       Heather Estates, Ltd.
232       Crossgates Storage Park, LLC
234       Huntsville Green LLC
246       StorageMax Tupelo 2, LLC
252       Clinton/SM, LLC
254       StorageMax Clinton Two, LLC
264       StorageMax Clinton, LLC
266       Pacifico Mobile Home Park LLC

Loan #    Property Address                                                         City               State
-------   ----------------------------------------------------------------------   ----------------   -------
3         7777 Edinger Avenue                                                      Huntington Beach   CA
7         21500 Pacific Coast Highway                                              Huntington Beach   CA
10        132 West 31st Street                                                     New York           NY
12        12121 Wilshire Boulevard                                                 Los Angeles        CA
14        Various                                                                  Various            OK
14.01     3959 Northwest 122nd Street                                              Oklahoma City      OK
14.02     1920 Heritage Park Drive                                                 Oklahoma City      OK
14.03     2201 Northwest 122nd Street                                              Oklahoma City      OK
14.04     4001 Northwest 122nd Street                                              Oklahoma City      OK
14.05     200 West 15th Street                                                     Edmond             OK
16        29540 Citation Circle                                                    Farmington Hills   MI
19        3003 Corporate West Drive                                                Lisle              IL
23        1601 West Edgar Road                                                     Linden             NJ
26        201 North US Highway 1                                                   Jupiter            FL
28        2900 South Diablo Way                                                    Tempe              AZ
30        550, 650 and 701 Warrenville Road                                        Lisle              IL
33        Various                                                                  Various            Various
33.01     10 West Trimble Road                                                     San Jose           CA
33.02     6955 Fort Dent Way                                                       Tukwila            WA
35        One East Erie and Ten East Ontario                                       Chicago            IL
36        4010-4351 Dearborn Circle                                                Mount Laurel       NJ
38        6400-6480 Freetown Road                                                  Columbia           MD
39        5400 Kearny Mesa Road                                                    San Diego          CA
40        13400 West Sunrise Boulevard                                             Sunrise            FL
41        Various                                                                  Various            Various
41.01     5820 White Bluff Road                                                    Savannah           GA
41.02     8737 Baymeadows Road                                                     Jacksonville       FL
42        200 Southeast 2nd Avenue                                                 Miami              FL
51        6250 Columbia Crossing Drive                                             Columbia           MD
53        4725 Dorsey Hall Drive                                                   Ellicot City       MD
55        3775 Park East Drive                                                     Beachwood          OH
57        36 Valley Road                                                           Clark              NJ
66        2401 Fountainview Drive                                                  Houston            TX
72        10901 Hull Street Road                                                   Midlothian         VA
73        20/30 Murray Hill Parkway                                                East Rutherford    NJ
74        1030-40 North Second Street & 1030-40 North American Street              Philadelphia       PA
75        93 West Centennial Boulevard                                             Highlands Ranch    CO
76        5485 Harper's Farm Road                                                  Columbia           MD
80        2001 Coit Road                                                           Plano              TX
85        850 and 950 Warrenville Road                                             Lisle              IL
98        1235 Town Centre Drive                                                   Eagan              MN
100       43-40 57th Avenue                                                        Maspeth            NY
101       6544 West Thomas Road                                                    Phoenix            AZ
103       821 West Park Avenue                                                     Ocean              NJ
104       1810 Briargate Parkway                                                   Colorado Springs   CO
130       1352 Marrows Road                                                        Newark             DE
136       9950 Westpark Drive                                                      Houston            TX
140       15, 19, 23 and 27 Midstate Drive                                         Auburn             MA
145       820 West Walnut Hill Lane                                                Irving             TX
147       42 Northtown Drive                                                       Jackson            MS
150       2690 North Main Street                                                   Walnut Creek       CA
153       1438, 1440 and 1442 Arrow Highway                                        Irwindale          CA
154       Various                                                                  Dothan             AL
154.01    1405 Ross Clark Circle                                                   Dothan             AL
154.02    1909 South Brannon Stand Road                                            Dothan             AL
154.03    827 Honeysuckle Road                                                     Dothan             AL
154.04    4207 Montgomery Highway                                                  Dothan             AL
155       3230 Falls Drive                                                         Dallas             TX
177       3001-3027 University Avenue, 3827-3829 30th Street and 3830 Ray Street   San Diego          CA
179       1061 Government Street                                                   Mobile             AL
184       5821 Rangeline Road                                                      Theodore           AL
185       333 Technology Drive                                                     Malvern            PA
188       502 Redwood Boulevard                                                    Redding            CA
197       14020 Pilot Knob Road                                                    Apple Valley       MN
201       1505 Sparkman Drive NW                                                   Huntsville         AL
204       9800 Baseline Road                                                       Alta Loma          CA
217       5140 36th Avenue East                                                    Tuscaloosa         AL
218       3315 North President George Bush Highway                                 Garland            TX
219       1143-1151 Coast Village Road                                             Santa Barbara      CA
221       5670 I-55 South, 120 Byram Drive, 6767 Siwell Road                       Byram              MS
223       1821 Lakeville Highway                                                   Petaluma           CA
229       11118 - 11150 Long Beach Boulevard                                       Lynwood            CA
230       1300 West Menlo Avenue                                                   Hemet              CA
232       100 Westside Cove                                                        Pearl              MS
234       3022 Memorial Parkway, SW                                                Huntsville         AL
246       2109 McCullough Boulevard                                                Tupelo             MS
252       6415-6457 Old Alexander Ferry Road                                       Clinton            MD
254       478 Springridge Road                                                     Clinton            MS
264       100 Woodchase Park Drive                                                 Clinton            MS
266       1477 West Grand Avenue                                                   Grover Beach       CA

Loan #    Zip Code   County            Property Name                                Size     Measure
-------   --------   ---------------   ------------------------------------------   ------   -----------
3            92647   Orange            Bella Terra Retail                           663923   Square Feet
7            92648   Orange            Hyatt - Huntington Beach                        517   Rooms
10           10001   New York          PennCom Plaza                                423000   Square Feet
12           90025   Los Angeles       Wilshire Bundy Office Building               289873   Square Feet
14        Various    Oklahoma          Oklahoma City Portfolio                        1658   Units
14.01        73120   Oklahoma          Invitational Apartments                         344   Units
14.02        73120   Oklahoma          Heritage Park Apartments                        453   Units
14.03        73120   Oklahoma          Raindance Apartments                            504   Units
14.04        73120   Oklahoma          Augusta Apartments                              197   Units
14.05        73013   Oklahoma          Windrush Apartments                             160   Units
16           48331   Oakland           Citation Club                                   600   Units
19           60532   DuPage            Hilton - Lisle / Naperville                     309   Rooms
23           07036   Union             Linden Plaza                                 277931   Square Feet
26           33477   Palm Beach        Shoppes at Jupiter                           183657   Square Feet
28           85282   Maricopa          Motorola Building Campus                     289790   Square Feet
30           60532   DuPage            550, 650 and 701 Warrenville Road Offices    237791   Square Feet
33        Various    Various           Homewood Suites Portfolio #2 (AVR)              246   Rooms
33.01        95131   Santa Clara       Homewood Suites - San Jose                      140   Rooms
33.02        98188   King              Homewood Suites - Tukwila                       106   Rooms
35           60611   Cook              One Ontario Commercial                       126939   Square Feet
36           08054   Burlington        Cambridge Crossing                           108871   Square Feet
38           21044   Howard            Kimco Columbia- Hickory Ridge                100522   Square Feet
39           92111   San Diego         Residence Inn - San Diego                       144   Rooms
40           33323   Broward           Crowne Plaza Sawgrass Mills                     250   Rooms
41        Various    Various           Homewood Suites Portfolio #1 (AVR)              222   Rooms
41.01        31405   Chatham           Homewood Suites - Savannah                      106   Rooms
41.02        32256   Duval             Homewood Suites - Jacksonville                  116   Rooms
42           33131   Miami-Dade        Courtyard by Marriott Miami (AVR)               231   Rooms
51           21045   Howard            Kimco Columbia- Columbia Crossing             73299   Square Feet
53           21042   Howard            Kimco Columbia - Dorsey's Village             86456   Square Feet
55           44122   Cuyahoga          Embassy Suites - Beachwood                      216   Rooms
57           07066   Union             Crowne Plaza - Clark                            191   Rooms
66           77057   Harris            Fountainview Tower Office Building           174369   Square Feet
72           23112   Chesterfield      Victorian Square                             271215   Square Feet
73           07073   Bergen            20-30 Murray Hill Parkway                    182517   Square Feet
74           19123   Philadelphia      Liberties Walk                                   50   Units
75           80129   Douglas           Residence Inn - Highlands Ranch                 117   Rooms
76           21044   Howard            Kimco Columbia- Harpers Choice               108489   Square Feet
80           75075   Collin            Park Pavilion                                140444   Square Feet
85           60532   DuPage            850 - 950 Warrenville Road                    99414   Square Feet
98           55123   Dakota            Best Buy (MN)                                 45000   Square Feet
100          11378   Queens            Jetro Building                                75454   Square Feet
101          85033   Maricopa          West Highland Shopping Center                 82494   Square Feet
103          07712   Monmouth          Cobblestone Village Shopping Center           78558   Square Feet
104          80920   El Paso           Hilton Garden Inn - Colorado Springs            154   Rooms
130          19711   New Castle        1352 Marrows Road                             41738   Square Feet
136          77063   Harris            9950 Westpark                                110783   Square Feet
140          01501   Worcester         Midstate Office                              123322   Square Feet
145          75038   Dallas            Hampton Inn Las Colinas (AVR)                   135   Rooms
147          39211   Hinds             StorageMax Northtown                            470   Units
150          94597   Contra Costa      Walnut Creek Self Storage                       909   Units
153          91706   Los Angeles       Mountain View Business Park                   91715   Square Feet
154       Various    Houston           Register American Self Storage                 1165   Units
154.01       36301   Houston           American Self Storage - East                    386   Units
154.02       36305   Houston           American Self Storage - Brannon Stand           332   Units
154.03       36305   Houston           American Self Storage West                      233   Units
154.04       36303   Houston           American Self Storage - North                   214   Units
155          75211   Dallas            Westmoreland Heights                         108033   Square Feet
177          92104   San Diego         North Park Retail                             22365   Square Feet
179          36604   Mobile            StorageMax Midtown                              463   Units
184          36582   Mobile            Rangeline Commercial Park and Mini-Storage      670   Units
185          19355   Chester           333 Technology Drive                          39440   Square Feet
188          96003   Shasta            Redwoods Mobile Estates                         278   Pads
197          55124   Dakota            Walgreens (Apple Valley)                      14500   Square Feet
201          35816   Madison           Coventry Apartments                             100   Units
204          91701   San Bernardino    Ramona Villa Estates                            149   Pads
217          35405   Tuscaloosa        Sun Valley Apartments                            82   Units
218          75040   Dallas            Garland Retail                                 8965   Square Feet
219          93108   Santa Barbara     Coast Village Road                             8679   Square Feet
221          39272   Hinds             StorageMax Byram                                487   Units
223          94954   Sonoma            Little Woods Mobile Villa                        78   Pads
229          90262   Los Angeles       Lynwood Plaza                                 11918   Square Feet
230          92543   Riverside         Heather Estates                                 181   Pads
232          39208   Rankin            StorageMax Crossgates Storage Park              362   Units
234          35801   Madison           Huntsville Green                              16109   Square Feet
246          38801   Lee               StorageMax Tupelo 2                             260   Units
252          20735   Prince Georges    Clinton Square                                18961   Square Feet
254          39056   Hinds             StorageMax Clinton II                           264   Units
264          39056   Hinds             StorageMax Clinton                              193   Units
266          93433   San Luis Obispo   Pacifico Del Amo MHP                             41   Pads

Loan #    Interest Rate (%)   Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term
-------   -----------------   --------------------------   ----------------   --------------   ----   ---------
3                   5.29487                      5.19432        188,000,000      188,000,000    120         111
7                   5.96000                      5.94115        115,000,000      115,000,000    120         119
10                  5.69000                      5.58945         79,750,000       79,750,000    120         118
12                  5.67000                      5.56945         60,030,000       59,911,880    120         118
14                  5.62000                      5.51945         52,000,000       51,896,561    120         118
14.01               5.62000                                      12,450,000       12,425,234    120         118
14.02               5.62000                                      12,250,000       12,225,632    120         118
14.03               5.62000                                      11,250,000       11,227,621    120         118
14.04               5.62000                                       8,450,000        8,433,191    120         118
14.05               5.62000                                       7,600,000        7,584,882    120         118
16                  5.82000                      5.71945         46,500,000       46,500,000    120         118
19                  6.42000                      6.38595         40,500,000       40,500,000    120         120
23                  6.09000                      5.98945         33,950,000       33,950,000    120         119
26                  5.79000                      5.68945         31,000,000       31,000,000    120         118
28                  6.36000                      6.25945         25,840,000       25,840,000     60          60
30                  6.26000                      6.15945         24,600,000       24,600,000    120         120
33                  6.61000                      6.56245         22,500,000       22,444,895     84          82
33.01               6.61000                                      13,971,000       13,936,783     84          82
33.02               6.61000                                       8,529,000        8,508,111     84          82
35                  5.75000                      5.64945         21,600,000       21,600,000    120         117
36                  5.92000                      5.81945         21,600,000       21,600,000    120         120
38                  5.76000                      5.65945         20,720,000       20,720,000    120         120
39                  5.94000                      5.88615         20,435,000       20,435,000    120         120
40                  5.95000                      5.89445         20,000,000       19,743,058    121         112
41                  6.61000                      6.55385         19,500,000       19,452,242     84          82
41.01               6.61000                                      10,545,000       10,519,174     84          82
41.02               6.61000                                       8,955,000        8,933,068     84          82
42                  5.28000                      5.22345         19,220,000       19,220,000    120         111
51                  5.76000                      5.65945         16,170,000       16,170,000    120         120
53                  5.76000                      5.65945         15,820,000       15,820,000    120         120
55                  5.41000                      5.34715         15,500,000       15,500,000     66          55
57                  6.10000                      6.03531         14,500,000       14,500,000     84          84
66                  5.82000                      5.71945         12,750,000       12,714,539    120         117
72                  5.61000                      5.50945         12,250,000       12,185,617    120         115
73                  6.21000                      6.10945         12,000,000       12,000,000    180         180
74                  5.39000                      5.28945         12,000,000       11,988,388     84          83
75                  5.94000                      5.86915         11,550,000       11,550,000    120         120
76                  5.76000                      5.65945         11,550,000       11,550,000    120         120
80                  6.28000                      6.17945         11,000,000       11,000,000    120         120
85                  6.50000                      6.39945         10,450,000       10,450,000    120         120
98                  5.60000                      5.49945          9,400,000        9,400,000    120         117
100                 6.04000                      5.93945          9,200,000        9,183,319    120         118
101                 5.75000                      5.64945          9,000,000        9,000,000    120         118
103                 6.02000                      5.91945          9,000,000        8,983,608    120         118
104                 5.99000                      5.91125          8,850,000        8,850,000     60          57
130                 6.21000                      6.10945          6,550,000        6,550,000    120         120
136                 6.37000                      6.26945          6,375,000        6,375,000    120         120
140                 6.21000                      6.10945          6,000,000        6,000,000    120         120
145                 5.58000                      5.48635          5,800,000        5,800,000    120         111
147                 6.15000                      6.04945          5,625,000        5,618,030    120         119
150                 6.21000                      6.10945          5,500,000        5,500,000    120         120
153                 5.81000                      5.70945          5,300,000        5,300,000    120         119
154                 5.66000                      5.55945          5,300,000        5,277,388    120         117
154.01              5.66000                                       1,809,237        1,801,518    120         117
154.02              5.66000                                       1,706,365        1,699,085    120         117
154.03              5.66000                                         923,333          919,393    120         117
154.04              5.66000                                         861,066          857,392    120         117
155                 5.98000                      5.87945          5,120,000        5,120,000    120         118
177                 5.80000                      5.69945          4,250,000        4,246,289    120         119
179                 6.15000                      6.04945          4,125,000        4,125,000    120         120
184                 6.13000                      6.02945          3,850,000        3,845,210    120         119
185                 6.04000                      5.93945          3,850,000        3,843,019    120         118
188                 5.33000                      5.22945          3,690,000        3,690,000    120         117
197                 5.76000                      5.65945          3,400,000        3,400,000    120         117
201                 6.11000                      6.00945          3,400,000        3,393,931     84          82
204                 5.33000                      5.22945          3,150,000        3,150,000    120         117
217                 5.62000                      5.51945          2,630,000        2,612,880    120         117
218                 5.66000                      5.55945          2,575,000        2,567,570    120         117
219                 5.90000                      5.79945          2,567,000        2,562,198    120         118
221                 6.15000                      6.04945          2,480,000        2,476,927    120         119
223                 6.39000                      6.28945          2,425,000        2,425,000    120         120
229                 6.29000                      6.18945          2,300,000        2,298,236    120         119
230                 5.47000                      5.36945          2,250,000        2,250,000    120         119
232                 6.15000                      6.04945          2,250,000        2,247,212    120         119
234                 5.90000                      5.79945          2,200,000        2,200,000    120         120
246                 6.15000                      6.04945          1,875,000        1,872,677    120         119
252                 6.06000                      5.95945          1,645,000        1,643,658    120         119
254                 6.15000                      6.04945          1,570,000        1,568,054    120         119
264                 6.15000                      6.04945          1,350,000        1,348,327    120         119
266                 6.46000                      6.35945          1,300,000        1,300,000    120         120

Loan #    Maturity/ARD Date   Amort. Term   Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type
-------   -----------------   -----------   -----------   --------------------   ------------------   ------------
3         09/01/15                    360           360              1,043,529                        Actual/360
7         05/01/16                    360           360                686,528                        Actual/360
10        04/01/16                      0             0                383,400                        Actual/360
12        04/01/16                    360           358                347,274                        Actual/360
14        04/01/16                    360           358                299,177                        Actual/360
14.01                                 360           358
14.02                                 360           358
14.03                                 360           358
14.04                                 360           358
14.05                                 360           358
16        04/01/16                    360           360                273,433                        Actual/360
19        06/01/16                    360           360                253,860                        Actual/360
23        05/01/16                    360           360                205,516                        Actual/360
26        04/01/16                    360           360                181,696                        Actual/360
28        06/01/11                    360           360                160,955                        Actual/360
30        06/01/16                    360           360                151,626                        Actual/360
33        04/01/13                    300           298                153,472                        Actual/360
33.01                                 300           298
33.02                                 300           298
35        03/01/16                    360           360                126,052                        Actual/360
36        06/01/16                    360           360                128,394                        Actual/360
38        06/01/16                    360           360                121,048                        Actual/360
39        06/01/16                    360           360                121,731                        Actual/360
40        10/01/15                    300           291                128,250                        Actual/360
41        04/01/13                    300           298                133,009                        Actual/360
41.01                                 300           298
41.02                                 300           298
42        09/01/15                    300           300                115,516                        Actual/360
51        06/01/16                    360           360                 94,466                        Actual/360
53        06/01/16                    360           360                 92,422                        Actual/360
55        01/01/11                    300           300                 94,352                        Actual/360
57        06/01/13                    360           360                 87,869                        Actual/360
66        03/01/16                    360           357                 74,973                        Actual/360
72        01/01/16                    360           355                 70,402                        Actual/360
73        06/01/21                    180           180                102,629                        Actual/360
74        05/01/13                    360           359                 67,309                        Actual/360
75        06/01/16                    360           360                 68,803                        Actual/360
76        06/01/16                    360           360                 67,476                        Actual/360
80        06/01/16                    360           360                 67,944                        Actual/360
85        06/01/16                    360           360                 66,051                        Actual/360
98        03/01/16                    360           360                 53,963                        Actual/360
100       04/01/16                    360           358                 55,395                        Actual/360
101       04/01/16                    360           360                 52,522                        Actual/360
103       04/01/16                    360           358                 54,075                        Actual/360
104       03/01/11                    300           300                 56,967                        Actual/360
130       06/01/16                    360           360                 40,159                        Actual/360
136       06/01/16                    360           360                 39,751                        Actual/360
140       06/01/16                    300           300                 39,432                        Actual/360
145       09/01/15                    300           300                 35,895                        Actual/360
147       05/01/16                    300           299                 36,759                        Actual/360
150       07/01/16                    360           360                 33,721                        Actual/360
153       05/01/16                    360           360                 31,132                        Actual/360
154       03/01/16                    300           297                 33,055                        Actual/360
154.01                                300           297
154.02                                300           297
154.03                                300           297
154.04                                300           297
155       04/01/16                    360           360                 30,631                        Actual/360
177       05/01/16                    360           359                 24,937                        Actual/360
179       06/01/16                    300           300                 26,957                        Actual/360
184       05/01/16                    300           299                 25,112                        Actual/360
185       04/01/16                    360           358                 23,182                        Actual/360
188       03/01/16                    360           360                 20,560                        Actual/360
197       03/01/16                    360           360                 19,863                        Actual/360
201       04/01/13                    360           358                 20,626                        Actual/360
204       03/01/16                    360           360                 17,551                        Actual/360
217       03/01/16                    240           237                 18,270                        Actual/360
218       03/01/16                    360           357                 14,880                        Actual/360
219       04/01/16                    360           358                 15,226                        Actual/360
221       05/01/16                    300           299                 16,207                        Actual/360
223       06/01/16                    360           360                 15,153                        Actual/360
229       05/01/16                    360           359                 14,221                        Actual/360
230       05/01/16                    360           360                 12,733                        Actual/360
232       05/01/16                    300           299                 14,704                        Actual/360
234       06/01/16                    360           360                 13,049                        Actual/360
246       05/01/16                    300           299                 12,253                        Actual/360
252       05/01/16                    360           359                  9,926                        Actual/360
254       05/01/16                    300           299                 10,260                        Actual/360
264       05/01/16                    300           299                  8,822                        Actual/360
266       06/01/16                    360           360                  8,183                        Actual/360

Loan #    ARD (Y/N)   ARD Step Up (%)   Title Type      Crossed Loan   Originator/Loan Seller
-------   ---------   ---------------   -------------   ------------   ----------------------
3         No                            Fee/Leasehold                  Capmark
7         No                            Leasehold                      Capmark
10        No                            Leasehold                      Capmark
12        No                            Fee/Leasehold                  Capmark
14        No                            Fee                            Capmark
14.01                                   Fee                            Capmark
14.02                                   Fee                            Capmark
14.03                                   Fee                            Capmark
14.04                                   Fee                            Capmark
14.05                                   Fee                            Capmark
16        No                            Fee                            Capmark
19        No                            Fee                            Capmark
23        No                            Fee                            Capmark
26        No                            Fee                            Capmark
28        No                            Fee                            Capmark
30        No                            Fee                            Capmark
33        No                            Fee                            Capmark
33.01                                   Fee                            Capmark
33.02                                   Fee                            Capmark
35        No                            Fee                            Capmark
36        No                            Fee                            Capmark
38        No                            Fee                            Capmark
39        No                            Fee                            Capmark
40        No                            Fee                            Capmark
41        No                            Fee                            Capmark
41.01                                   Fee                            Capmark
41.02                                   Fee                            Capmark
42        No                            Fee                            Capmark
51        No                            Fee                            Capmark
53        No                            Fee                            Capmark
55        No                            Fee                            Capmark
57        No                            Fee                            Capmark
66        No                            Fee                            Capmark
72        No                            Fee                            Capmark
73        No                            Leasehold                      Capmark
74        No                            Fee                            Capmark
75        No                            Fee                            Capmark
76        No                            Fee                            Capmark
80        No                            Fee                            Capmark
85        No                            Fee                            Capmark
98        No                            Fee                            Capmark
100       No                            Fee                            Capmark
101       No                            Fee                            Capmark
103       No                            Fee                            Capmark
104       No                            Fee                            Capmark
130       No                            Fee                            Capmark
136       No                            Fee                            Capmark
140       No                            Fee                            Capmark
145       No                            Fee                            Capmark
147       No                            Fee                            Capmark
150       No                            Fee                            Capmark
153       No                            Fee                            Capmark
154       No                            Fee                            Capmark
154.01                                  Fee                            Capmark
154.02                                  Fee                            Capmark
154.03                                  Fee                            Capmark
154.04                                  Fee                            Capmark
155       No                            Fee                            Capmark
177       No                            Fee                            Capmark
179       No                            Fee                            Capmark
184       No                            Fee                            Capmark
185       No                            Fee                            Capmark
188       No                            Fee                            Capmark
197       No                            Fee                            Capmark
201       No                            Fee                            Capmark
204       No                            Fee                            Capmark
217       No                            Fee                            Capmark
218       No                            Fee                            Capmark
219       No                            Fee                            Capmark
221       No                            Fee                            Capmark
223       No                            Fee                            Capmark
229       No                            Fee                            Capmark
230       No                            Fee                            Capmark
232       No                            Fee                            Capmark
234       No                            Fee                            Capmark
246       No                            Fee                            Capmark
252       No                            Fee                            Capmark
254       No                            Fee                            Capmark
264       No                            Fee                            Capmark
266       No                            Fee                            Capmark

Loan #    Guarantor
-------   -----------------------------------------------------------------------------------------------
3         D. John Miller, Eric Sahn, Lindsay Parton, Dieter Mees and John Cappetta
7         Stephen K. Bone and Mayer Financial, L.P.
10        Ben Korman, Meir Cohen, Asher Zamir, Joshua Zamir
12        Ezri Namvar
14        Allstate Management Corp.
14.01     Allstate Management Corp.
14.02     Allstate Management Corp.
14.03     Allstate Management Corp.
14.04     Allstate Management Corp.
14.05     Allstate Management Corp.
16        Maurice Beznos, Paola Luptak
19        Double Eight Hospitality LLC
23        Daniel Massry
26        Craig I. Menin
28        Stephen J. Muller and Jon M. Muller
30        WRT Realty L.P.
33        Allan V. Rose
33.01     Allan V. Rose
33.02     Allan V. Rose
35        WRT Realty L.P.
36        David Levy, Eric Ansell
38        KUBS Income Fund I, LP, Hickory Ridge Village Center Business Trust, HRVC, LLC
39        Allan V. Rose
40        Stephen Blumenthal, Woodson C. Brown, Carlos Lopez-Cantera, Carlos J. Rodriguez
41        Allan V. Rose
41.01     Allan V. Rose
41.02     Allan V. Rose
42        Allan V. Rose
51        KUBS Income Fund I, LP, Columbia Crossing I, LLC
53        KUBS Income Fund I, LP, DSVC Retail, LLC
55        RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (PF #1), L.P.
57        Lane Hospitality, Inc.
66        American Spectrum Realty, Inc.
72        Daniel Massry
73        Richard Branca
74        Bart Blatstein
75        Allan V. Rose
76        KUBS Income Fund I, LP, Village Center Business Trust
80        Kenneth Levy, The Revocable Trust of Kenneth and Gloria Levy
85        The Newkirk Master Limited Partnership
98        F. Peter Herfurth, Sally O. Herfurth, The F. Peter Herfurth Revocable Trust
          and The Sally O. Herfurth Revocable Trust
100       Frank Galasso
101       Gary Grabel, Mark Hamermesh and Aric Browne
103       Daniel Massry
104       RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (PF#1)
130       Brock J. Vinton and David Grayson
136       Bresler & Reiner, Inc.
140       John F. Paino and Dolores Paino
145       Allan V. Rose
147       Robert L. Lloyd
150       Sidney Corrie
153       Stephen J. Muller, Jon M. Muller
154       Larry C. Register
154.01    Larry C. Register
154.02    Larry C. Register
154.03    Larry C. Register
154.04    Larry C. Register
155       Gary Fernandes
177       Craig P. Duhs, Traci A. Duhs, The 2005 Duhs Family Living Trust Dated 2/3/05,
          Scott D. Duhs, Marci A. Duhs and The Duhs Revocable Living Trust
179       Darryl J. Lyles, Robert L. Lloyd
184       Charles Chapman
185       Don Cafiero and Robert Sichelstiel
188       Richard B. Francis, John R. Francis, The R.B. Francis Family 1994 Trust,
          The J&B Francis Family Trust
197       Michael D. Gorge
201       David Lindahl, Trish O'Connell, Dorothy Goodsun, Mary Lee Carter, Gary Edwards,
          Ed Oliver, Craig Picard, Peter Cassidy, Gail McCarthy, Brian Shelton, Rob Saelens,
          Janice Chai-Chang, Brett Lewis, Jenneill Delp, Darla Lacy, Janelle Bledsoe, James Cassidy, D
204       Richard B. Francis, John R. Francis, The R.B. Francis Family 1994 Trust,
          The J&B Francis Family Trust
217       Jeffrey Todd Palmer and J. Sydney Cook III
218       Richard E. Sikorski, Karen R. Sikorski and The Richard E. Sikorski
          and Karen R. Sikorski Living Trust
219       Gene Montesano and Arlene Montesano
221       Robert L. Lloyd, William Kirk Hannon
223       Ronald A. Ubaldi, Duane Berndt, Wendy M. Berndt and The Ubaldi Living Trust dated July 19, 1993
229       Tae Suk Chong, Ok Chom Chong, and The Tae Suk Chong and Ok Chom Chong Revocable Trust
230       Richard B. Francis, John R. Francis, The Richard B. Francis Trust of 2005,
          The J&B Francis Family Trust
232       Robert L. Lloyd
234       John R. Dunlap, Jr.
246       Robert L. Lloyd
252       Samuel Yu and Mirah Yu
254       Robert L. Lloyd, William Kirk Hannon
264       Robert L. Lloyd
266       Wendy M. Berndt, Duane Berndt, Ronald A. Ubaldi, The Ubaldi Living Trust dated July 19, 1993, and Kenneth G. Waterhouse

                             UPFRONT ESCROW
                             ---------------------------------------------------------------------
Loan #    Letter of Credit   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve
-------   ----------------   ---------------------   --------------------   ----------------------
3         No                                  0.00                   0.00                     0.00
7         No                            986,021.43                   0.00                     0.00
10        No                                  0.00              78,125.00                     0.00
12        No                                  0.00                   0.00                     0.00
14        No                                  0.00                   0.00                     0.00
14.01     No
14.02     No
14.03     No
14.04     No
14.05     No
16        No                                  0.00              28,894.00                     0.00
19        No                                  0.00                   0.00                     0.00
23        No                                  0.00             145,487.50               366,465.76
26        No                                  0.00                   0.00                     0.00
28        No                                  0.00                   0.00                     0.00
30        No                                  0.00                   0.00                     0.00
33        No                              1,000.00                   0.00                     0.00
33.01     No
33.02     No
35        No                                  0.00                   0.00                     0.00
36        No                             47,000.00                   0.00                     0.00
38        No                                  0.00                   0.00                     0.00
39        No                              1,000.00                   0.00                     0.00
40        No                              1,000.00                   0.00                     0.00
41        No                              1,000.00                   0.00                     0.00
41.01     No
41.02     No
42        No                              1,000.00                   0.00                     0.00
51        No                                  0.00                   0.00                     0.00
53        No                                  0.00                   0.00                     0.00
55        No                              1,000.00                   0.00                     0.00
57        No                                200.00                   0.00                     0.00
66        No                                  0.00              14,275.00                     0.00
72        No                                  0.00             750,000.00                     0.00
73        No                                  0.00                   0.00                     0.00
74        No                                  0.00                   0.00                     0.00
75        No                              1,000.00                   0.00                     0.00
76        No                                  0.00                   0.00                     0.00
80        No                            298,711.00              14,750.00                     0.00
85        No                                  0.00                   0.00                     0.00
98        No                                  0.00                   0.00                     0.00
100       No                                  0.00                   0.00                     0.00
101       No                                  0.00                   0.00                     0.00
103       No                                  0.00             259,937.50                65,000.00
104       No                              1,000.00                   0.00                     0.00
130              392,943.0                    0.00                   0.00                     0.00
136       No                                  0.00              36,000.00                     0.00
140       No                                  0.00              20,000.00                     0.00
145       No                              1,000.00                   0.00                     0.00
147       No                                  0.00                   0.00                     0.00
150       No                                  0.00                   0.00               200,000.00
153       No                                  0.00             456,492.00                     0.00
154       No                                  0.00                   0.00                     0.00
154.01    No
154.02    No
154.03    No
154.04    No
155       No                                  0.00                   0.00                     0.00
177       No                                  0.00                   0.00                     0.00
179       No                                  0.00                   0.00                     0.00
184       No                                  0.00               3,875.00                     0.00
185       No                                  0.00                   0.00                     0.00
188       No                                  0.00                   0.00                     0.00
197       No                                  0.00                   0.00                     0.00
201       No                                  0.00               6,250.00                     0.00
204       No                                  0.00                   0.00                     0.00
217       No                                  0.00              10,156.00                     0.00
218       No                                  0.00                   0.00                     0.00
219       No                                  0.00                   0.00                     0.00
221       No                                  0.00               5,625.00                     0.00
223       No                                  0.00                   0.00                     0.00
229       No                                  0.00                   0.00                     0.00
230       No                                  0.00                   0.00                     0.00
232       No                                  0.00               4,437.50                     0.00
234       No                                  0.00              37,500.00                     0.00
246       No                                  0.00                   0.00                     0.00
252       No                                  0.00                   0.00                     0.00
254       No                                  0.00              12,500.00                     0.00
264       No                                  0.00                   0.00                     0.00
266       No                                  0.00                   0.00                     0.00

          UPFRONT ESCROW
          ---------------------------------------------------------------------------------------------
Loan #    Upfront TI/LC Reserve   Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve
-------   ---------------------   ----------------------   --------------------   ---------------------
3                          0.00             1,190,342.43             173,060.00            3,000,000.00
7                          0.00               175,115.86             897,155.09                    0.00
10                         0.00               677,585.43             147,117.92              565,000.00
12                         0.00               163,718.92              56,004.12                    0.00
14                         0.00                42,420.99             120,076.44                    0.00
14.01
14.02
14.03
14.04
14.05
16                         0.00                     0.00                   0.00                    0.00
19                         0.00                     0.00                   0.00                    0.00
23                         0.00                77,818.45              10,972.90                    0.00
26                   500,000.00                63,079.95              31,050.00            1,065,800.00
28                         0.00                79,456.78              29,140.38                    0.00
30                         0.00               171,138.59              32,296.60              382,020.00
33                         0.00                 1,000.00                   0.00                    0.00
33.01
33.02
35                         0.00                     0.00                   0.00                    0.00
36                   175,000.00                70,713.98              13,493.60              160,000.00
38                         0.00               210,436.43                   0.00                    0.00
39                         0.00                70,280.94                   0.00                    0.00
40                         0.00               132,148.42              71,359.08               29,548.00
41                         0.00                99,000.00                   0.00                    0.00
41.01
41.02
42                         0.00               244,311.32                   0.00                    0.00
51                         0.00               174,807.26                   0.00                    0.00
53                         0.00               186,525.23                   0.00                    0.00
55                         0.00                32,097.10              19,598.28                    0.00
57                         0.00                61,555.05              31,753.32            1,100,000.00
66                         0.00                59,197.75              36,268.00               33,000.00
72                   250,000.00                25,173.50               7,158.70                    0.00
73                         0.00                69,351.75               7,861.40                    0.00
74                         0.00                 1,618.31               4,500.35                    0.00
75                         0.00               108,581.69                   0.00                    0.00
76                         0.00               106,519.07                   0.00                    0.00
80                         0.00                61,021.92              26,290.16                    0.00
85                         0.00                53,779.47              13,289.24              428,688.00
98                 2,745,000.00                     0.00                   0.00              605,000.00
100                        0.00                30,990.27              21,334.15                    0.00
101                        0.00                     0.00              18,819.85                    0.00
103                        0.00                     0.00               2,106.07                    0.00
104                        0.00                 4,989.99              25,277.60                    0.00
130                        0.00                 2,586.63               2,363.68                    0.00
136                        0.00                49,562.30              13,871.32                    0.00
140                        0.00                     0.00                   0.00                    0.00
145                        0.00               109,061.04                   0.00                    0.00
147                        0.00                21,296.28               2,882.03                    0.00
150                        0.00                23,239.52               6,519.45                    0.00
153                        0.00                     0.00               4,833.44                    0.00
154                        0.00                10,562.20              18,347.51                    0.00
154.01
154.02
154.03
154.04
155                   50,000.00                25,322.80               5,234.30                    0.00
177                  130,600.00                 1,473.22               3,290.78                    0.00
179                        0.00                24,799.67               3,281.43                    0.00
184                        0.00                 9,210.76              18,722.10                    0.00
185                        0.00                31,726.97               3,395.33              200,000.00
188                        0.00                     0.00                   0.00                    0.00
197                        0.00                     0.00                   0.00                    0.00
201                        0.00                10,669.00               6,059.95                    0.00
204                        0.00                     0.00                   0.00                    0.00
217                        0.00                 7,163.10               3,716.12                    0.00
218                  200,000.00                14,774.25                 744.26                    0.00
219                        0.00                 1,164.27               1,544.96                    0.00
221                        0.00                 9,241.00               1,727.88                    0.00
223                        0.00                 3,492.06               4,734.59                    0.00
229                        0.00                 5,128.14                 873.80                    0.00
230                        0.00                 7,200.46                   0.00                    0.00
232                        0.00                 8,236.85               1,696.96                    0.00
234                        0.00                 7,272.18               4,170.78                    0.00
246                        0.00                 9,809.05               1,263.80                    0.00
252                        0.00                20,182.00               2,967.71               16,208.74
254                        0.00                 6,210.04               1,318.20                    0.00
264                        0.00                 4,729.28                 543.69                    0.00
266                        0.00                 1,896.23               2,565.30                    0.00

          MONTHLY ESCROW
          -----------------------------------------------------------------------------------------------
Loan #    Monthly Capex Reserve   Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve
-------   ---------------------   ----------------------   ---------------------   ----------------------
3                       5792.73                     0.00                23690.49                262931.47
7                     146000.00                     0.00                    0.00                198349.60
10                      5287.50                     0.00                42585.00                169396.36
12                      3623.41                     0.00                49215.83                 81859.46
14                     34541.67                     0.00                    0.00                 42420.99
14.01
14.02
14.03
14.04
14.05
16                     14000.00                     0.00                    0.00                     0.00
19                         0.00                     0.00                    0.00                     0.00
23                      2316.42                     0.00                 5602.75                 77818.45
26                      1683.52                     0.00                 4194.39                 33702.59
28                         0.00                     0.00                    0.00                 39728.39
30                      2976.58                     0.00                31865.48                 42784.65
33                     24486.23                     0.00                    0.00                 23679.65
33.01
33.02
35                      1587.00                     0.00                15566.00                     0.00
36                         0.00                     0.00                    0.00                 35356.99
38                      1424.00                     0.00                 5909.00                 17536.37
39                     17283.00                     0.00                    0.00                 23426.97
40                     29100.00                     0.00                    0.00                 44049.47
41                     21523.88                     0.00                    0.00                 20602.80
41.01
41.02
42                     23600.00                     0.00                    0.00                 25019.84
51                      1038.00                     0.00                 4607.00                 14567.27
53                      1081.00                     0.00                 4702.00                 15543.77
55                     27413.38                     0.00                    0.00                 32097.10
57                         0.00                     0.00                    0.00                 26373.93
66                      2180.00                     0.00                14262.00                 29598.88
72                      2260.00                     0.00                 8923.00                 12586.75
73                         0.00                     0.00                    0.00                     0.00
74                      1107.11                     0.00                 1510.00                   539.44
75                     12419.00                     0.00                    0.00                     0.00
76                      2441.00                     0.00                 1388.00                  8876.59
80                      1170.33                     0.00                 7704.75                 15255.48
85                         0.00                     0.00                    0.00                 13444.87
98                       375.00                     0.00                    0.00                     0.00
100                        0.00                     0.00                    0.00                  7747.57
101                      756.20                     0.00                 5184.50                 16828.75
103                     1702.08                     0.00                 4024.92                 12224.33
104                    11767.00                     0.00                    0.00                     0.00
130                      348.00                     0.00                 3386.00                   287.40
136                     1385.75                     0.00                 8548.83                  8260.38
140                     2158.13                     0.00                    0.00                 14059.14
145                    10029.17                     0.00                    0.00                 15562.00
147                      666.71                     0.00                    0.00                  4259.26
150                      926.04                     0.00                    0.00                  5809.88
153                      840.75                     0.00                 4509.33                  3971.75
154                     1960.83                     0.00                    0.00                  1760.37
154.01
154.02
154.03
154.04
155                     1350.41                     0.00                 4096.05                  8440.93
177                      540.50                     0.00                    0.00                   736.61
179                      468.42                     0.00                    0.00                  2755.52
184                     1766.25                     0.00                 2257.25                  1842.15
185                      328.67                     0.00                 2716.71                  4310.06
188                        0.00                     0.00                    0.00                  5352.28
197                        0.00                     0.00                    0.00                     0.00
201                     2083.00                     0.00                    0.00                  2667.25
204                        0.00                     0.00                    0.00                  4797.43
217                     1708.00                     0.00                    0.00                  2387.70
218                        0.00                     0.00                    0.00                  4924.75
219                      136.00                     0.00                 1292.21                  1164.27
221                      494.79                     0.00                    0.00                  1848.20
223                      325.00                     0.00                    0.00                  1746.03
229                      149.00                     0.00                  713.00                  2564.07
230                        0.00                     0.00                    0.00                  3600.23
232                      400.46                     0.00                    0.00                  1647.37
234                      201.36                     0.00                 1019.50                  1212.03
246                      274.42                     0.00                    0.00                  1961.81
252                      679.41                     0.00                  921.83                  2242.44
254                      360.83                     0.00                    0.00                  1242.01
264                      163.33                     0.00                    0.00                   945.86
266                      171.00                     0.00                    0.00                   948.12

          MONTHLY ESCROW
          --------------------------------------------
Loan #    Monthly Ins. Reserve   Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type
-------   --------------------   ---------------------   ------------   ----------------   --------------------
3                     64736.98                10563.25              5   Yes                Retail
7                     67970.07                    0.00              5   Yes                Hotel
10                    16346.44               330424.91              5   Yes                Office
12                     6222.68                    0.00              5   No                 Office
14                    30019.11                    0.00              5   No                 Multifamily
14.01                                                               5   No                 Multifamily
14.02                                                               5   No                 Multifamily
14.03                                                               5   No                 Multifamily
14.04                                                               5   No                 Multifamily
14.05                                                               5   No                 Multifamily
16                        0.00                    0.00              5   No                 Multifamily
19                        0.00                    0.00              5   Yes                Hotel
23                     3326.83                    0.00              5   No                 Retail
26                        0.00                    0.00              5   No                 Retail
28                     4731.61                    0.00              5   No                 Office
30                     4037.08                    0.00              5   Yes                Office
33                        0.00                    0.00              5   No                 Hotel
33.01                                                               5   No                 Hotel
33.02                                                               5   No                 Hotel
35                        0.00                    0.00              5   Yes                Office
36                     3373.40                    0.00              5   No                 Retail
38                        0.00                    0.00              5   No                 Retail
39                        0.00                    0.00              5   No                 Hotel
40                    11893.19                    0.00              5   Yes                Hotel
41                        0.00                    0.00              5   No                 Hotel
41.01                                                               5   No                 Hotel
41.02                                                               5   No                 Hotel
42                        0.00                    0.00              5   No                 Hotel
51                        0.00                    0.00              5   No                 Retail
53                        0.00                    0.00              5   No                 Retail
55                     6532.76                    0.00              5   No                 Hotel
57                     7938.32                    0.00              5   No                 Hotel
66                     3297.09                    0.00              5   No                 Office
72                     2616.37                    0.00              5   No                 Retail
73                        0.00                    0.00              5   No                 Industrial
74                        0.00                    0.00              5   Yes                Multifamily
75                        0.00                    0.00              5   No                 Hotel
76                        0.00                    0.00              5   No                 Retail
80                     3286.27                    0.00              5   Yes                Retail
85                     1661.16                    0.00              5   Yes                Office
98                      304.98                    0.00              5   Yes                Retail
100                    2133.42                    0.00              5   Yes                Industrial
101                    1881.99                    0.00              5   No                 Retail
103                    1469.59                    0.00              5   No                 Retail
104                    3150.95                    0.00              5   No                 Hotel
130                     590.92                 4583.33              5   Yes                Office
136                    1733.92                    0.00              5   No                 Office
140                    2301.72                    0.00              5   Yes                Office
145                       0.00                    0.00              5   No                 Hotel
147                     763.39                    0.00             15   No                 Self-Storage
150                     931.35                    0.00              5   No                 Self-Storage
153                    1049.50                    0.00              5   No                 Industrial
154                    1938.00                    0.00              5   No                 Self-Storage
154.01                                                              5   No                 Self-Storage
154.02                                                              5   No                 Self-Storage
154.03                                                              5   No                 Self-Storage
154.04                                                              5   No                 Self-Storage
155                    2617.15                    0.00              5   No                 Retail
177                    1096.93                    0.00              5   No                 Retail
179                     656.29                    0.00              5   No                 Self-Storage
184                    3744.42                    0.00              5   No                 Self-Storage
185                     679.07                    0.00              5   Yes                Office
188                       0.00                    0.00              5   No                 Manufactured Housing
197                       0.00                    0.00              5   No                 Retail
201                    3029.97                    0.00              5   No                 Multifamily
204                       0.00                    0.00              5   No                 Manufactured Housing
217                    1238.71                    0.00              5   No                 Multifamily
218                     372.13                    0.00              5   No                 Retail
219                     772.48                    0.00              5   No                 Retail
221                     431.97                    0.00             15   No                 Self-Storage
223                     535.25                    0.00              5   No                 Manufactured Housing
229                     436.90                    0.00              5   No                 Retail
230                       0.00                    0.00              5   No                 Manufactured Housing
232                     424.24                    0.00             15   No                 Self-Storage
234                     695.13                    0.00              5   No                 Retail
246                     315.95                    0.00             15   No                 Self-Storage
252                     423.96                    0.00              5   No                 Retail
254                     329.55                    0.00             15   No                 Self-Storage
264                     135.92                    0.00             15   No                 Self-Storage
266                     292.32                    0.00              5   No                 Manufactured Housing

Loan #   Defeasance Permitted   Loan Group   Servicing Group   Final Maturity Date
------   --------------------   ----------   ---------------   -------------------
3        Yes                             1   A
7        Yes                             1   A
10       Yes                             1   A
12       Yes                             1   A
14       Yes                             2   A
14.01    Yes                             2   A
14.02    Yes                             2   A
14.03    Yes                             2   A
14.04    Yes                             2   A
14.05    Yes                             2   A
16       Yes                             2   A
19       Yes                             1   A
23       Yes                             1   A
26       Yes                             1   A
28       Yes                             1   A
30       Yes                             1   A
33       Yes                             1   A
33.01    Yes                             1   A
33.02    Yes                             1   A
35       Yes                             1   A
36       Yes                             1   A
38       Yes                             1   A
39       Yes                             1   A
40       Yes                             1   A
41       Yes                             1   A
41.01    Yes                             1   A
41.02    Yes                             1   A
42       Yes                             1   A
51       Yes                             1   A
53       Yes                             1   A
55       Yes                             1   A
57       Yes                             1   A
66       Yes                             1   A
72       Yes                             1   A
73       Yes                             1   A
74       Yes                             1   A
75       Yes                             1   A
76       Yes                             1   A
80       Yes                             1   A
85       Yes                             1   A
98       No                              1   A
100      Yes                             1   A
101      Yes                             1   A
103      Yes                             1   A
104      Yes                             1   A
130      Yes                             1   A
136      Yes                             1   A
140      Yes                             1   A
145      Yes                             1   A
147      No                              1   A
150      Yes                             1   A
153      Yes                             1   A
154      Yes                             1   A
154.01   Yes                             1   A
154.02   Yes                             1   A
154.03   Yes                             1   A
154.04   Yes                             1   A
155      No                              1   A
177      Yes                             1   A
179      No                              1   A
184      Yes                             1   A
185      Yes                             1   A
188      Yes                             2   A
197      Yes                             1   A
201      No                              1   A
204      Yes                             1   A
217      Yes                             2   A
218      Yes                             1   A
219      No                              1   A
221      No                              1   A
223      No                              1   A
229      Yes                             1   A
230      Yes                             2   A
232      No                              1   A
234      Yes                             1   A
246      No                              1   A
252      Yes                             1   A
254      No                              1   A
264      No                              1   A
266      No                              2   A

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of Mortgages or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                  (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

                  (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full;
      (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                  (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                  (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

                  (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                  (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

                  (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                  (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                  (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                  (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                  (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

                  (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

                  (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                  (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                  (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A:VIII" (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, "A-:VI") from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A:VIII" (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, "A-:VI") by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly subject, and

                  (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans or Companion Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

                                  JPM 2006-LDP7

                                     CAPMARK


           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


Exception to representation 6

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   StorageMax ClintonII      An entity other than the mortgagor
                                           and mortgagee has rights to payments
                                           under a lease related to a cell tower
                                           located on the mortgaged property.

Exception to representation 7

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Crowne Plaza Sawgrass     Certain portions of the Property are
             o   Wilshire Bundy Office     owned pursuant to easements.

Exception to representation 10

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Kimco Columbia -          No individual or entity is fully
                 Hickory Ridge             liable for damages arising in the
             o   Kimco Columbia -          case of fraud or willful
                 Columbia Crossing         misrepresentation by the Mortgagor,
             o   Kimco Columbia -          misappropriation of rents, insurance
                 Dorsey's Village          proceeds, or condemnation awards and
             o   Kimco Columbia -          breaches of environmental covenants.
                 Harpers Choice
             o   Motorola Building
                 Campus

Exception to representation 12 and representation 35

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Register American         Partial release is allowed, as set
                 Self-Storage              forth in the applicable Mortgage
             o   Hilton-                   Loan documents.
                 Lisle/Naperville
             o   Homeward Suites
                 Portfolio I
             o   Homeward Suites
                 Portfolio II
             o   Oklahoma City Portfolio
             o   One Ontario
             o   West Highland Shopping
                 Center
             o   Midstate Office
             o   Motorola Building
                 Campus

Exception to representation 14(a)

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Linden Plaza              The Seller and/or its Agent has
             o   Bella Terra Retail        directly or indirectly advanced
                                           funds.

Exception to representation 16

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             Best Buy                      A nonconforming encroachment of .9
                                           feet exists on the Property.

                                           A certificate of occupancy has not
                                           been obtained. Certain other permits,
                                           licenses and/or inspections have yet
                                           to be obtained.

             Liberties Walk                Borrower does not possess final
                                           zoning certificates for Blocks I and
                                           II.

Exception to representation 17

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             All loans                     17(a): No representation is made
                                           with respect to water charges and
                                           sewer rents.

             o   One Ontario               No separate tax lot exists on these
             o   Rangeline Commercial      properties.
                 Park and Mini-Storage

Exception to representation 19

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             Sun Valley                    A recent fire has caused damage to
                                           the Property.

             o   Liberties Walk I and II   (a)(ii) Escrow for Immediate Repairs
             o   Victorian Square          was less than 100% of the estimated
                 Shopping Center           cost of the required repairs.
             o   Hampton Inn
             o   Crowne Plaza Sawgrass
                 Mills
             o   Homewood Suites
                 Portfolio #1
             o   Homewood Suites
                 Portfolio #2 (AVR)
             o   Self Storage of Walnut
                 Creek
             o   Wilshire Bundy Office
                 Building
             o   Coast Village Road
             o   Hilton Garden Inn
             o   McKendree Parking
                 Center
             o   Clinton Square
                 Shopping Center
             o   West Highland Shopping
                 Center
             o   333 Technology Drive
             o   Westmoreland Heights
                 Shopping Center
             o   Oklahoma City Portfolio
             o   The Village at
                 Cambridge Crossing
             o   StorageMax Northtown
             o   Crowne Plaza Hotel
                 Clark
             o   Residence Inn
                 Highlands Ranch
             o   Residence Inn - San
                 Diego
             o   Hilton Lisle/Naperville
             o   Columbia Crossing
             o   Harper's Choice
                 Village Center
             o   Motorola Buildings A,
                 B and D

Exception to representation 20

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             Huntington Beach              (c) Ground Lease provides that the
                                           foreclosure of the mortgage shall not
                                           require the consent or approval of
                                           the lessor and that the leasehold
                                           interest is further assignable by the
                                           mortgagee without a need to obtain
                                           the consent of the lessor provided
                                           that the conditions under the Ground
                                           Lease are satisfied.

             PennCom Plaza                 (a) The interest of the lessee may be
                                           encumbered by the leasehold mortgage
                                           provided that the Debt Service
                                           Coverage Test under the mortgage loan
                                           documents is met.

                                           (c) Other than in connection with a
                                           foreclosure by lender and assignment
                                           of the leasehold interest to the
                                           purchaser in foreclosure, the loan
                                           documents are silent as to whether
                                           the leasehold interest is further
                                           assignable by the lender and its
                                           successors and assigns upon notice to
                                           the lessor, but without a need to
                                           obtain the consent of such lessor.

                                           (d) The Ground lease does not provide
                                           that "any amendment, modification,
                                           cancellation or termination of the
                                           Ground Lease without the prior
                                           written consent of the related
                                           mortgagee, or its successors or
                                           assigns is not binding on such
                                           mortgagee or its successor or
                                           assigns."

                                           (e) The Ground Lease does not provide
                                           that "no such notice of default and
                                           no termination of the Ground Lease in
                                           connection with such notice of
                                           default shall be effective against
                                           such mortgage unless such notice of
                                           default has been given to such
                                           mortgagee."

             Bella Terra Retail            (c) Other than for transfers to
                                           lender or its affiliates,
                                           successors, or assigns in connection
                                           with a foreclosure sale or deed in
                                           lieu of foreclosure, Lessor's
                                           consent, which will not be
                                           unreasonably withheld, is required.

Exception to representation 21

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Embassy Suites            (a) An environmental site assessment
                 Beachwood                 was not prepared within 12 months
             o   Walgreens (Apple          prior to the Closing Date.
                 Valley)

             o   Motorola Building         (d) There are limitations to the
                 Campus                    environmental indemnification
                                           agreement.

Exception to representation 22

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Walgreens (Apple          The tenant is permitted to
                 Valley)                   self-insure, so no representation is
             o   Best Buy                  made for this loan.

             o   Linden Plaza              The WalMart tenant is permitted to
                                           self-insure, so no representation is
                                           made with respect to the portion of
                                           the Property consisting of the
                                           Wal-Mart lease for this loan.

             o   Citation Club             No representation is made with
             o   Cobblestone Village       respect to insurer ratings for this
             o   Jetro Building            loan.
             o   Kimco Columbia -
                 Hickory Ridge
             o   Kimco Columbia -
                 Columbia Crossing
             o   Kimco Columbia -
                 Dorsey's Village
             o   Kimco Columbia -
                 Harpers Choice

             o   Ramona Villa Estates      PML exceeds 20% and earthquake
                                           insurance was not obtained.

Exception to representation 26

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             Embassy Suites Benchwood      An inspection was not conducted
                                           within 12 months prior to the
                                           Closing Date.

Exception to representation 32

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   West Highland Shopping    Future mezzanine financing secured
                 Center                    by interests in the applicable
             o   Mountain View             borrower is permitted, provided the
             o   Hyatt Huntington Beach    conditions in the applicable Loan
                                           Agreement are satisfied.

             o   Oklahoma City             Mezzanine financing secured by
             o   Bella Terra Retail        interests in the applicable borrower
                                           exists.

             o   Linden Plaza              A second mortgage is permitted,
             o   333 Technology            without lender consent, provided the
                                           conditions in the applicable Loan
                                           Agreement are satisfied.

Exception to representation 37

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Westmoreland Shopping     A legal non-conforming use exists on
                 Center                    each of these properties and the
             o   Cobblestone Village       other requirements of this
             o   Self Storage Walnut       representation are not met.
                 Creek
             o   Pacifico Del Amo MHP

Exception to representation 38

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Bella Terra Retail        An affiliate of the Mortgage Loan
             o   Linden Plaza              Seller is obligated to make
                                           additional contributions.

Exception to representation 42

ID#          Mortgage Loan(s)              Description of Exception
--------------------------------------------------------------------------------
             o   Jetro Building            There are limitations on terrorism
             o   Heather Estates           insurance required to be provided as
             o   Homewood Suites           set forth in the related loan
                 Portfolio 1               documents.
             o   Homewood Suites
                 Portfolio 2
             o   Courtyard Marriott
                 Miami
             o   One Ontario
             o   Ramona Villa Estates
             o   Redwood Mobile Estates
             o   Oklahoma City Portfolio
             o   Residence Inn
                 Highlands Ranch
             o   Residence Inn San Diego
             o   PennCom Plaza
             o   Bella Terra Retail
             o   850-950 Corporetum
                 (Warrenville Road)
             o   550, 650 and 701
                 Warrenville Offices
             o   Hampton Inn
             o   Kimco Columbia -
                 Hickory Ridge
             o   Kimco Columbia -
                 Columbia Crossing
             o   Kimco Columbia -
                 Dorsey's Village
             o   Kimco Columbia -
                 Harpers Choice

                                    EXHIBIT D
                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement.

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated June 23, 2006, as supplemented by the Prospectus Supplement, dated June 23, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X, Class B, Class C, Class D and Class E Certificates, the Private Placement Memorandum, dated June 23, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 23, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this ___ day of June, 2006.

                                       By:____________________________________
                                          Name:
                                          Title:

                                  SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                      None.